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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Amendment No. 1 to Registration Statement on Form S-1 of our report dated February 9, 2004, relating to the financial statements of ADESA Corporation, which appears in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.

/s/  PRICEWATERHOUSECOOPERS LLP

Indianapolis, Indiana
April 28, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS